UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2013

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company” and “Hardinge” refer to Hardinge Inc.  and its subsidiaries on a consolidated basis.

Explanatory Statement

This Form 8-K/A amends the Current Report on Form 8-K filed on May 15, 2013 (the “Initial Form 8-K”) to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to our recently completed acquisition from Illinois Tool Works, Inc. (“Seller”) and its subsidiaries of (i) all of the assets and certain liabilities associated with Seller’s Forkardt division in the United States(the “U.S. Assets”) and (ii) all of the issued and outstanding equity interests of (A) Forkardt Deutschland GmbH, a limited liability company existing under the laws of Germany (“Forkardt Germany”); (B) Forkardt Schweiz GmbH, a company existing under the laws of Switzerland (“Forkardt Switzerland”); and (C) Forkardt France SAS, a company existing under the laws of France (“Forkardt France”, along with the U.S. Assets, Forkardt Germany and Forkardt Switzerland, the “Forkardt Business”).   Except as otherwise noted, this Form 8-K/A does not modify or update the Initial Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

The Company is filing this report in order to make available (i) the audited combined financial statements of the Forkardt Business as of December 31, 2012 and for the year then ended, (ii) the unaudited financial statements of the Forkardt Business as of March 31, 2013 and for the three month period then ended and (iii) the pro forma financial information of the Company as of March 31, 2013 and for the three month period then ended and the year ended December 31, 2012, which give effect to the acquisition on the basis described therein. The foregoing are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired

The audited financial statements of the Forkardt Business as of December 31, 2012 and for the year then ended, together with the notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of the Forkardt Business as of March 31, 2013 and for the three month period then ended, together with the notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The pro forma financial information of the Company as of March 31, 2013 and for the three month period then ended and the year ended December 31, 2012, which give effect to the acquisition of the Forkardt Business on the basis described therein, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.

99.1	Audited combined financial statements and the notes related thereto of the Forkardt Business for the year ended December 31, 2012.

99.2	Unaudited combined financial statements and the notes related thereto of the Forkardt Business for the three months ended March 31, 2013.

99.3

Unaudited pro forma condensed combined financial information and the notes related thereto of Hardinge Inc. as of March 31, 2013 and for the three months then ended and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: July 24, 2013	By:	/S/ EDWARD J. GAIO
Edward J. Gaio
Vice President and Chief Financial Officer